UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/01/2005

Time Warner Telecom Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-30218

DE	841500624
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

10475 Park Meadows Drive, Littleton, CO 80124
(Address of Principal Executive Offices, Including Zip Code)

303-566-1284
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Mark A. Peters (44) was appointed Senior Vice President and Chief Financial Officer of Time Warner Telecom Inc. by the Company's Board of Directors effective April 1, 2005. Mr. Peters has served as Senior Vice President and Acting Chief Finanical Officer since November 12, 2004. Previously, Mr. Peters was Vice President and Treasurer of the Company since July 1998. The Company intends to enter into a new three year contract with Mr. Peters providing for a minimum annual salary of $225,000 and target bonus of 75% of his salary.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Time Warner Telecom Inc.

Date: April 04, 2005.	By:	/s/ Tina Davis
Tina Davis
VP and Deputy General Counsel